EMPLOYEE BENEFIT PLANS	12 Months Ended
Mar. 31, 2020
EMPLOYEE BENEFIT PLANS [Abstract]
EMPLOYEE BENEFIT PLANS
Note 14 — EMPLOYEE BENEFIT PLANS

Defined Contribution Plans

The Bristow Group Inc. Employee Savings and Retirement Plan (the “Bristow Plan”) covers certain of the Company’s U.S. employees. Under the Bristow Plan, the Company matches each participant’s contributions up to 3% of the employee’s compensation. In addition, under the Bristow Plan, the Company contributes an additional 3% of the employee’s compensation after the end of each calendar year.

Bristow Helicopters and Bristow International Aviation (Guernsey) Limited (“BIAGL”) each have a defined contribution plan. These defined contribution plans replaced the defined benefit pension plans described below for future accruals.

The Company’s contributions to its defined contribution plans were $8.5 million, $13.6 million, $22.2 million and $22.0 million for the five months ended March 31, 2020 (Successor), seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively.

Defined Benefit Plans

The defined benefit pension plans of Bristow Helicopters and BIAGL replaced by the defined contribution plans described above covered all full-time employees of Bristow Aviation and BIAGL employed on or before December 31, 1997. Both plans were closed to future accrual as of February 1, 2004. The defined benefits for employee members were based on the employee’s annualized average last three years’ pensionable salaries up to February 1, 2004, increasing thereafter in line with retail price inflation (prior to 2011) and consumer price inflation (from 2011 onwards), and subject to maximum increases of 5% per year over the period to retirement. Any valuation deficits are funded by contributions by Bristow Helicopters and BIAGL. Plan assets are held in separate funds administered by the plans’ trustee (the “Plan Trustee”), which are primarily invested in equities and debt securities. For members of the two closed defined benefit pension plans, since January 2005, Bristow Helicopters contributes a maximum of 7% of a participant’s non-variable salary, and since April 2006, the maximum employer contribution into the plan has been 7.35% for pilots. Each member is required to contribute a minimum of 5% of non-variable salary for Bristow Helicopters to match the contribution. In addition, there are three defined contribution plans for staff who were not members of the original defined benefit plans, two of which are closed to new members.

The following tables provide a rollforward of the projected benefit obligation and the fair value of plan assets, set forth the defined benefit retirement plans’ funded status and provide detail of the components of net periodic pension cost calculated for the U.K. pension plans. The measurement date adopted is March 31. For the purposes of amortizing gains and losses, the 10% corridor approach has been adopted and assets are taken at fair market value. Any such gains or losses are amortized over the average remaining life expectancy of the plan members.

	Successor	Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019	Fiscal Year Ended March 31, 2019
Change in benefit obligation:		(In thousands)
Projected benefit obligation (PBO) at beginning of period	$528,858	$504,076	$545,128
Service cost	594	29	655
Interest cost	4,109	6,705	12,984
Actuarial loss (gain)	(5,545)	34,618	9,702
Benefit payments and expenses	(11,394)	(13,882)	(28,593)
Plan amendments	—	—	3,020
Effect of exchange rate changes	(21,630)	(2,688)	(38,820)
Projected benefit obligation (PBO) at end of period	$494,992	$528,858	$504,076

Change in plan assets:
Market value of assets at beginning of period	$495,343	$478,350	$508,375
Actual return on assets	6,827	24,633	18,121
Employer contributions	7,144	9,032	16,644
Benefit payments and expenses	(11,394)	(13,882)	(28,593)
Effect of exchange rate changes	(20,783)	(2,790)	(36,197)
Market value of assets at end of period	$477,137	$495,343	$478,350

Reconciliation of funded status:
Accumulated benefit obligation (ABO)	$494,992	$528,858	$504,076
Projected benefit obligation (PBO)	$494,992	$528,858	$504,076
Fair value of assets	(477,137)	(495,343)	(478,350)
Net recognized pension liability	$17,855	$33,515	$25,726
Amounts recognized in accumulated other comprehensive loss	$(6,389)	$—	$219,232

	Successor		Predecessor
	Five Months Ended March 31,	Seven Months Ended October 31,	Fiscal Year Ended March 31,
	2020	2019	2019	2018
			(In thousands)
Components of net periodic pension cost:
Service cost for benefits earned during the period	$594	$29	$655	$856
Interest cost on PBO	4,109	6,705	12,984	12,914
Expected return on assets	(5,735)	(5,610)	(17,118)	(21,184)
Amortization of unrecognized losses	—	—	8,001	8,151
Net periodic pension cost	$(1,032)	$1,124	$4,522	$737

Service cost component is reported in the Company’s statement of operations in direct cost. All other components of net periodic pension cost are reported in the other expenses, net.

The amount in accumulated other comprehensive loss as of March 31, 2020 (Successor) expected to be recognized as a component of net periodic pension cost in fiscal year 2021 is zero, net of tax, and represents amortization of the net actuarial losses.

In October 2018, the U.K. High Court ruled that the U.K. defined pension schemes will be required to equalize for the effect of unequal guaranteed minimum pensions (“GMPs”) accrued between 1990 and 1997 by adjusting other non-GMP benefits. The Company recorded additional pension liability of $2.9 million as of December 31, 2018 (Predecessor) related to this ruling that will be recorded as additional service cost over the future service period of approximately 20 years.

Actuarial assumptions used to develop the components of the U.K. plans were as follows:

	Successor		Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019
			Fiscal Year Ended March 31,
			2019	2018
Discount rate	1.90%	1.90%	2.60%	2.40%
Expected long-term rate of return on assets	2.80%	2.80%	3.62%	4.41%
Pension increase rate .	2.80%	2.80%	2.90%	3.00%

The Company utilizes a British pound sterling denominated AA corporate bond index as a basis for determining the discount rate for its U.K. plans. The expected rate of return assumptions have been determined following consultation with the Company’s actuarial advisors. In the case of bond investments, the rates assumed have been directly based on market redemption yields at the measurement date, and those on other asset classes represent forward-looking rates that have typically been based on other independent research by investment specialists.

Under U.K. and Guernsey legislation, it is the Plan Trustee who is responsible for the investment strategy of the plans, although day-to-day management of the assets is delegated to a team of regulated investment fund managers. The Plan Trustee of the Bristow Staff Pension Scheme (the “Scheme”) has the following three stated primary objectives when determining investment strategy:

(i)
“funding objective” — to ensure that the Scheme is fully funded using assumptions that contain a modest margin for prudence. Where an actuarial valuation reveals a deficit, a recovery plan will be put in place which will take into account the financial covenant to the employer;

(ii)	“stability objective” — to have due regard to the likely level and volatility of required contributions when setting the Scheme’s investment strategy; and

(iii)
“security objective” — to ensure that the solvency position of the Scheme (as assessed on a gilt basis) is expected to improve. The Plan Trustee will take into account the strength of the employer’s covenant when determining the expected improvement in the solvency position of the Scheme.

The types of investments are held, and the relative allocation of assets to investments is selected, in light of the liability profile of the Scheme, its cash flow requirements, the funding level and the Plan Trustee’s stated objectives. In addition, in order to avoid an undue concentration of risk, assets are diversified within and across asset classes.

In determining the overall investment strategy for the plans, the Plan Trustee undertakes regular asset and liability modeling (the “ALM”) with the assistance of their U.K. actuary. The ALM looks at a number of different investment scenarios and projects both a range and a best estimate of likely return from each one. Based on these analyses, and following consultation with the Company, the Trustee determines the benchmark allocation for the plans’ assets.

The market value of the plan’s assets as of March 31, 2020 (Successor) and March 31, 2019 (Predecessor) was allocated between asset classes as follows. Details of target allocation percentages under the Plan Trustee’s investment strategies as of the same dates are also included.

	Successor	Predecessor	Successor	Predecessor
Asset Category	Target Allocation as of March 31, 2020	Target Allocation as of March 31, 2019	Actual Allocation as of March 31, 2020	Actual Allocation as of March 31, 2019
Equity securities	25.3%	25.4%	23.0%	24.1%
Debt securities	25.0%	34.8%	27.1%	44.5%
Property	7.4%	7.4%	6.5%	6.1%
Other assets	42.3%	32.4%	43.4%	25.3%
Total	100.0%	100.0%	100.0%	100.0%

The following table summarizes, by level within the fair value hierarchy, the plan assets as of March 31, 2020 (Successor), which are valued at fair value (in thousands):

		Successor
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2020
Cash and cash equivalents	$8,680	$—	$—	$8,680
Cash plus	—	10,788	—	10,788
Equity investments - U.K.	992	—	—	992
Equity investments - Non-U.K.	1,488	—	—	1,488
Insurance Linked Securities	—	24,303	—	24,303
Illiquid credit	—	—	28,271	28,271
Diversified growth (absolute return) funds	868	40,919	—	41,787
Government debt securities	248	86,549	—	86,797
Corporate debt securities	1,612	—	—	1,612
Alternatives	—	41,167	—	41,167
Property debt	—	—	31,247	31,247
Multi asset credit	—	40,918	—	40,918
Insurance policies	—	—	159,087	159,087
Total investments	$13,888	$244,644	$218,605	$477,137

The following table summarizes, by level within the fair value hierarchy, the plan assets as of March 31, 2019 (Predecessor), which are valued at fair value (in thousands):

		Predecessor
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2019

Cash and cash equivalents	$26,191	$—	$—	$26,191
Cash plus	—	84,438	—	84,438
Equity investments - U.K.	—	2,476	—	2,476
Equity investments - Non-U.K.	—	1,303	—	1,303
Insurance Linked Securities	—	—	25,279	25,279
Illiquid credit	—	—	40,004	40,004
Diversified growth (absolute return) funds	—	86,001	—	86,001
Government debt securities	—	138,384	—	138,384
Corporate debt securities	—	74,274	—	74,274
Total investments	$26,191	$386,876	$65,283	$478,350

The investments’ fair value measurement level within the fair value hierarchy is classified in its entirety based on the lowest level of input that is significant to the measurement. The fair value of assets using Level 2 inputs is determined based on the fair value of the underlying investment using quoted prices in active markets or other significant inputs that are deemed observable.

Estimated future benefit payments over each of the next five fiscal years from March 31, 2020 (Successor) and in the aggregate for the following five fiscal years after fiscal year 2025 are as follows (in thousands):

Successor
Projected Benefit Payments by the Plans for Fiscal Years Ending March 31,	Payments
2021	$21,451
2022	21,823
2023	22,567
2024	22,815
2025	23,187
Aggregate 2026 - 2030	119,408

The Company expects to fund these payments with cash contributions to the plans, plan assets and earnings on plan assets. The current estimates of cash contributions for the Company’s pension plans required for fiscal year 2021 (Successor) are expected to be $16.4 million.

Incentive Compensation

Prior to May 11, 2019, stock-based awards were made under the Bristow Group Inc. 2007 Long-Term Incentive Plan (the “2007 Plan”). A maximum of 10,646,729 shares of common stock were reserved. Awards granted under the 2007 Plan were in the form of stock options, stock appreciation rights, shares of restricted stock, other stock-based awards (payable in cash or common stock) or performance awards, or any combination thereof, and were made to outside directors, employees or consultants.

In June 2018 and 2017, the Compensation Committee of the Company’s prior board of directors authorized the grant of stock options, time vested restricted stock and long-term performance cash awards to participating employees. Each of the stock options had a ten-year term and an exercise price equal to the fair market value (as defined in the 2007 Plan) of common stock on the grant date. The options would vest in annual installments of one-third each, beginning on the first anniversary of the grant date. Restricted stock grants vested at the end of three years. Performance cash awards granted in June 2017 and 2018 had two components. One half of each performance cash award would vest and pay out in cash three years after the date of grant at varying levels depending on the Company’s performance in total shareholder return against a peer group of companies. The other half of each performance cash award would be earned based on absolute performance in respect of improved average adjusted earnings per share for the Company over the three-year performance period beginning on April 1, 2017 and 2018. The value of the performance cash awards was calculated on a quarterly basis by comparing the performance of the Company’s common stock, including any dividends paid since the award date, against the peer group. The total value of the awards was recognized as compensation expense over a three-year vesting period with the recognition amount being adjusted quarterly. Compensation (benefit) expense related to the performance cash awards during the seven months ended October 31, 2019 (Successor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor) was $(0.2) million, $(2.0) million and $1.5 million, respectively. Performance cash compensation (benefit) expense has been allocated to the Company’s various regions.

Total share-based compensation expense related to the 2007 Plan, which includes stock options and restricted stock, was $1.9 million, $6.4 million and $10.4 million for the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively. Stock-based compensation expense is included in general and administrative expense in the consolidated statements of operations and has been allocated to the Company’s various regions.

No stock-based compensation was awarded in fiscal year 2020 under the 2007 Plan. The 2007 Plan and all awards thereunder were cancelled effective upon emergence from bankruptcy on October 31, 2019 (Predecessor).

	Weighted Average Exercise Prices	Number of Shares

Outstanding at March 31, 2019 (Predecessor)	$26.49	3,217,723
Expired or forfeited	25.74	(130,023)
Cancelled	26.54	(3,087,700)
Outstanding at October 31, 2019 (Predecessor)	—	—

Stock options granted to employees under the 2004 and 2007 Plans vested ratably over three years on each anniversary from the date of grant and expired ten years from the date of grant.

The Company used a Black-Scholes option pricing model to estimate the fair value of share-based awards. The Black-Scholes option pricing model incorporates various assumptions, including the risk-free interest rate, volatility, dividend yield and the expected term of the options.

The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for a period equal to the expected term of the option. Expected volatilities are based on the historical volatility of shares of the Company’s common stock, which had not been adjusted for any expectation of future volatility given uncertainty related to the future performance of its common stock at this time. The Company also uses historical data to estimate the expected term of the options within the option pricing model and groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. The expected term of the options represents the period of time that the options granted are expected to be outstanding. Additionally, the Company recorded forfeitures based on actual forfeitures.

The following table shows the assumptions used to compute the stock-based compensation expense for stock option grants issued during fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor).

	Predecessor
	Fiscal Year Ended March 31,
	2019	2018
Risk free interest rate	2.76%	1.78%
Expected life (years)	5	5
Volatility	62.8%	56.1%
Dividend yield	—%	3.98%
Weighted average grant-date fair value of options granted	$6.71	$2.53

No options vested during the seven months ended October 31, 2019 (Predecessor). The total fair value of options vested during fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor) was approximately $2.9 million and $4.7 million, respectively.

No options were exercised during the seven months ended October 31, 2019 (Predecessor). The total intrinsic value, determined as of the date of exercise, of options exercised during fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor) was $0.3 million and zero, respectively. The total tax benefit attributable to options exercised during fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor) was $0.1 million and zero, respectively.

The Company had restricted stock awards that cliff vest on the third anniversary from the date of grant provided the grantee was still employed by the Company, subject to its retirement policy. Restricted stock granted to non-employee directors under the 2003 Non-qualified Stock Option Plan for Non-employee Directors vested after six months.

The Company recorded compensation expense for restricted stock awards based on an estimate of the service period related to the awards, which was tied to the future performance of its stock over certain time periods under the terms of the award agreements. The estimated service period was reassessed quarterly. Changes in this estimate may cause the timing of expense recognized in future periods to accelerate. Compensation expense related to awards of restricted stock for the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor) was $1.0 million, $4.0 million and $6.7 million, respectively.

The following is a summary of non-vested restricted stock:

	Units	Weighted Average Grant Date Fair Value per Unit
Non-vested as of March 31, 2019 (Predecessor)	860,362	$9.43
Forfeited	(18,788)	9.39
Cancelled	(841,574)	9.43
Non-vested as of October 31, 2019 (Predecessor)	—	—

During June 2017 and 2018, the Company awarded certain members of management phantom restricted stock, which would have paid out in cash after three years. The Company accounted for these awards as liability awards. As of March 31, 2019 (Predecessor), the Company had $0.2 million in other liabilities and deferred credits on its consolidated balance sheet. The Company recognized a benefit of $0.2 million for the seven months ended October 31, 2019 (Predecessor), $0.5 million in fiscal year 2019 (Predecessor) and an expense of $1.1 million in fiscal year 2018 (Predecessor) in general and administrative expense on its consolidated statement of operations related to these awards.

The Annual Incentive Compensation Plan provides for an annual award of cash bonuses to key employees based primarily on pre-established objective measures of performance. The accrued bonuses related to this plan were $3.9 million and $10.1 million during fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively. See “Key Employee Incentive Plans” below for further details on the cash bonuses for the five months ended March 31, 2020 (Successor) and the seven months ended October 31, 2019 (Predecessor).

Additionally, the Company has a non-qualified deferred compensation plan for senior executives (the “Deferred Compensation Plan”). Under the terms of the Deferred Compensation Plan, participants can elect to defer a portion of their compensation for distribution at a later date. Prior to December 31, 2018, the Company had the discretion to make annual tax deferred contributions to the Deferred Compensation Plan on the participants’ behalf. The Company contributed $0.3 million and $0.1 million to the Deferred Compensation Plan for fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively. Effective as of December 31, 2018, the Deferred Compensation Plan was amended to eliminate the Company’s mandatory annual contributions to each participant’s Employer Contribution Account (as such term is defined in the Deferred Compensation Plan), other than the Company’s contributions allocated in calendar year 2018 but settled in calendar year 2019. The Company did not make any contributions to the Deferred Compensation Plan for the five months ended March 31, 2020 (Successor) or the seven months ended October 31, 2019 (Predecessor). The assets of the plan are held in a rabbi trust and are subject to the Company’s general creditors. As of March 31, 2020 (Successor), the amount held in trust was $2.3 million.

Separation Agreements — In prior years, the Company offered voluntary separation programs (“VSPs”) to certain employees as part of its ongoing efforts to improve efficiencies and reduce costs. Additionally, beginning in March 2015, the Company initiated involuntary separation programs (“ISPs”) in certain regions. The expense related to the VSPs and ISPs is follows (in thousands):

	Successor		Predecessor
	Five Months Ended March 31,	Seven Months Ended October 31,	Fiscal Year Ended March 31,
VSP:	2020	2019	2019	2018
Direct cost	$—	$—	$—	$105
General and administrative		—	—	1,017
Total	$—	$—	$—	$1,122
ISP:
Direct cost	$104	$4,376	$7,125	$11,538
General and administrative	123	163	2,110	9,676
Total	$227	$4,539	$9,235	$21,214

Key Employee Incentive Plans

In connection with the Chapter 11 Cases, the Compensation Committee of the Board adopted on behalf of the Company an Executive Key Employee Incentive Plan (the “Executive KEIP”) and a Non-Executive Key Employee Incentive Plan (“Non-Executive KEIP”), each approved by the Bankruptcy Court on August 22, 2019. The Executive KEIP is designed to incentivize ten of the Company’s senior executives by providing a total potential cash award pool of approximately $3.1 million at threshold, $6.1 million at target and up to $12.3 million for exceeding target, and was contingent upon achievement of certain financial targets and safety metrics, and the timing of confirmation of the Plan by the Bankruptcy Court. The Non-Executive KEIP is designed to enhance retention of up to 183 other non-insider employees and provides a total potential cash award pool of approximately $7.7 million at threshold, $10.3 million at target and up to $15.4 million for exceeding target, with 50 percent of the payment contingent upon achievement of certain financial targets and safety metrics, and 50 percent of the payment being based on continued employment with the Company. The payments for the Executive KEIP are made on a quarterly basis with the first payment made in October 2019. The payments for the Non-Executive KEIP will be made quarterly with the first payment made in October 2019.

In addition to the key employee incentive plans approved by the Bankruptcy Court, the Company made retention payments in April and October 2019 (Predecessor) totaling $3.2 million to non-executives and retention payments in April 2019 (Predecessor) totaling $3.1 million to executives. The Company made payments for the management incentive plan of $3.5 million in May 2019 (Predecessor) for the first quarter of fiscal year 2020, $9.2 million in October 2019 (Predecessor) for the second quarter of fiscal year and $6.7 million in January 2020 (Successor) for the third quarter of fiscal year 2020 and accrued $8.4 million for the fourth quarter of fiscal year 2020 (Successor).

Management Incentive Plan

As of the Effective Date, the Compensation Committee of the Board adopted the 2019 Management Incentive Plan (the “MIP”). The MIP is an equity-based compensation plan for directors, officers and participating employees and other service providers of the Company and its affiliates, pursuant to which the Company may issue awards covering shares of the New Common Stock and New Preferred Stock. As adopted, the share reserve of the MIP was initially comprised of 473,218 shares of New Common Stock and 284,358 shares of New Preferred Stock, representing in the aggregate 4.0% of the Company’s outstanding New Stock on a fully diluted basis. On December 6, 2019, the Board approved an increase to the share reserve of the MIP, bringing the total share reserve to 699,890 shares of New Common Stock and 323,664 shares of New Preferred Stock, which represents in the aggregate 5.0% of the Company’s outstanding New Stock on a fully diluted basis.

During the five months ended March 31, 2020 (Successor), the Company awarded 313,681 shares of restricted common stock at an average grant date fair value of $25.50 and 188,869 shares of restricted preferred stock at an average grant date fair value of $89.99 under the MIP. Also, during the five months ended March 31, 2020 (Successor), 267,771 common stock options and 113,081 preferred stock options were granted under the MIP. Total stock-based compensation expense related to the MIP was $2.4 million for the five months ended March 31, 2020 (Successor). The following table shows the assumptions used to compute the stock-based compensation expense for stock options granted during the five months ended March 31, 2020 (Successor):

	Common Stock Options	Preferred Stock Options
Risk free interest rate	1.61% to 1.91%	1.61% to 1.66%
Expected life (years)	3 to 10 years	3 to 4 years
Volatility	44% – 45%	45% – 47%
Dividend yield	—%	—%
Weighted average exercise price of options granted	$36.37 per option	$36.37 per option
Weighted average grant-date fair value of options granted	$13.00 per option	$59.52 per option

Compensation expense related to the restricted common stock awards and common stock options was $0.8 million and $0.4 million, respectively, for the five months ended March 31, 2020 (Successor). Unrecognized stock-based compensation expense related to non-vested restricted common stock awards was approximately $7.1 million as of March 31, 2020 (Successor), relating to a total of 313,681 shares of unvested restricted common stock awards. Unrecognized stock-based compensation expense related to non-vested common stock options was approximately $3.8 million as of March 31, 2020 (Successor), relating to a total of 267,771 units of unvested common stock options. The Company expects to recognize this stock-based compensation expense over a weighted average period of approximately four years.

The restricted preferred stock awards and preferred stock options are accounted for as liability awards. The total value of the awards is recognized as compensation expense over a four-year vesting period with the recognition amount being adjusted quarterly. Compensation expense related to the restricted preferred stock awards and preferred stock options was $0.9 million and $0.3 million, respectively, for the five months ended March 31, 2020 (Successor).

No common stock options or preferred stock options were exercised, expired or forfeited during the five months ended March 31, 2020 (Successor). As of March 31, 2020 (Successor), 2,592 common stock options were exercisable at a price of $15.43 and no preferred stock options were exercisable. Restricted common stock awards and restricted preferred stock awards totaling 19,693 and 52,649, respectively, vested during the five months ended March 31, 2020 (Successor). No common stock awards and restricted stock awards were forfeited or expired during the five months ended March 31, 2020 (Successor).

Severance Plan and Participation Agreements

As of the Effective Date, the Company adopted the Amended and Restated 2019 Management Severance Benefits Plan for U.S. Employees (the “Severance Plan”), which provides severance benefits to certain key employees, which are categorized into five “tiers” based on job title or job grade level, including L. Don Miller (President and Chief Executive Officer), who is a Tier 1 participant, and each of Brian J. Allman (Senior Vice President and Chief Financial Officer), Robert Phillips (Senior Vice President, Americas), Alan Corbett (Senior Vice President, EAMEA) and Victoria Lazar (Senior Vice President, General Counsel and Corporate Secretary), all of whom are Tier 2 participants (collectively, the “Specified Officers”) and those with a title of Vice President being Tier 3 participants. Each of the Tier 1, Tier 2 and Tier 3 participants will also be required to enter into a separate participation agreement to the Severance Plan (a “Participation Agreement”), which provides for certain enhanced benefits and imposes additional requirements in addition to the terms of the Severance Plan.

The Severance Plan provides participants with severance benefits in the event of a termination by the Company without Cause (as defined therein) or, in the case of Tier 1 through 3 participants, by the participant for Good Reason (as defined therein) (each, a “Qualifying Termination”), with such severance benefits consisting of the following for the Specified Officers:
(i) cash severance in the form of continued base salary payments for 24 months (Tier 1 participant) or 12 months (Tier 2 participant) post-termination; (ii) subsidized COBRA coverage for 18 months post-termination (both Tier 1 and 2 participants); (iii) outplacement services for 12 months post-termination (both Tier 1 and 2 participants); and (iv) if the Qualifying Termination occurs after fiscal year 2020, a pro-rata annual bonus for the year of termination based on actual performance (both Tier 1 and 2 participants).

For Tier 1 and 2 participants (i.e., all of the Specified Officers), the Severance Plan and Participation Agreements provide for enhanced severance benefits in the event that the Qualifying Termination occurs within the two-year period following a Change in Control (as defined therein), with such enhanced severance benefits consisting of the same severance benefits as described in the preceding paragraph, subject to the following enhancements: (i) the cash severance consists of an amount equal to 2.0x (Tier 1 participant) or 1.5x (Tier 2 participants) the sum of the participant’s (x) base salary and (y) target bonus (initially 110% of base salary (Tier 1 participant) and 65% of base salary (Tier 2 participants, other than Mr. Allman, whose target bonus is initially 75% of base salary)), payable in installments over the 24-month (Tier 1 participant) or 18-month (Tier 2 participants) post-termination period; and (ii) the pro-rata annual bonus is based on target (as opposed to actual) performance. If the Qualifying Termination occurs after the date that the Compensation Committee of the Board determines annual compensation for fiscal year 2021, then the amount in clause (i)(y) above will equal to the greatest of (x) the Specified Officer’s initial target bonus amount described above, (y) 100% of the Specified Officer’s target bonus for the fiscal year in which the Qualifying Termination occurs and (z) 100% of the Specified Officer’s target bonus for the prior fiscal year (excluding fiscal year 2020 and all prior years).

The Participation Agreements also subject Tier 1 through Tier 3 participants, including the Specified Officers, to restrictive covenants as a condition of participating therein, with such covenants consisting of the following: (i) 12-month (or, if longer, the length of the base salary continuation period) post-termination non-compete; (ii) 24-month post-termination non-solicitation/non-hire; (iii) assignment of inventions; and (iv) perpetual confidentiality and non-disparagement. The Participation Agreements also provide that the Severance Plan may not be amended in an adverse manner to the Tier 1 through Tier 3 participants during the three-year period following the Effective Date.